UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2022

BRILLIANT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-39341	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Dan Ba Road, C-9, Putuo District,

Shanghai, Peoples Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 021-80125497

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share, one Right and one Redeemable Warrant	BRLIU	The Nasdaq Stock Market LLC

Ordinary Shares, no par value per share	BRLI	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to 1/10 of one Ordinary Share	BRLIR	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Ordinary Share for $11.50 per share	BRLIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02-Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

As a result of recent guidance to Special Purpose Acquisition Companies by the SEC regarding redeemable equity instruments, Brilliant Acquisition Corporation (the “Company”) revisited its application of ASC 480-10-S99 on the Company’s financial statements. The Company had previously not accounted for extension deposits as ordinary shares subject to possible redemption. On August 4, 2022, in connection with the preparation of the Company’s financial statements as of June 30, 2022, the Company’s management concluded that extension deposits should be reclassified from retained earnings (accumulated deficit) to ordinary shares subject to possible redemption. The identified errors impacted the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Quarterly Reports on Form 10-Q for the periods ending June 30, 2021, September 30, 2021 and March 31, 2022 (collectively, the “Affected Periods”). In accordance with SEC Staff Accounting Bulletin No. 99, “Materiality,” and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements;” the Company evaluated the errors and has determined that the related impacts were material to the Reports.

Therefore, the June 30, 2021, the September 30, 2021 and March 31, 2022 quarterly financial statements included in the Company's Form 10-Qs, as well as the Company's annual financial statements included in the Company’s Form 10-K, should no longer be relied upon. As such, the Company is restating its financial statements for the Affected Periods and is including a footnote in Amendment No. 2 to the Form S-4 of Nukkleus, Inc., reflecting the restatement for the Affected Periods.

 It is noted that the non-cash adjustments to the financial statements do not impact the amounts previously reported for the Company’s cash and cash equivalents or total assets. The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting related to the lack of ability to account for complex financial instruments and that the Company’s disclosure controls and procedures were not effective. The Company’s remediation plan with respect to such material weakness will be described in more detail in Amendment No. 2 to the Form S-4 of Nukkleus, Inc.. In light of this material weakness, the Company performed additional analysis as deemed necessary to ensure that its unaudited interim financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum Bernstein & Pinchuk LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT ACQUISITION CORPORATION

	By:	/s/ Peng Jiang
Name: Dr. Peng Jiang
Title: Chief Executive Officer

Dated: August 9, 2022